                                                                     Exhibit 8.1


CompanyLegalName                                                                           COUNTRYNAM

------------------------------------------------------------------------------------------ ------------------------------

ABB Electrical Service Company Spa, Hydra                                                  ALGERIA

SARPI - Societe Algerienne pour la realisation de projets industriels, Alger               ALGERIA

SpA ABB Lummus Global Algeria, Hydra                                                       ALGERIA

ABB Electrica SGPS, Lda., Luanda                                                           ANGOLA

EAM - Empresa Angolana de Metalomecanica SARL, Luanda                                      ANGOLA

ABB Elster S.A., Buenos Aires                                                              ARGENTINA

ABB Medidores S.A., Buenos Aires                                                           ARGENTINA

ABB Vetco Gray Argentina S.A., Pcia. de Buenos Aires                                       ARGENTINA

Asea Brown Boveri S.A., Buenos Aires                                                       ARGENTINA

Galileo La Rioja S.A., La Rioja                                                            ARGENTINA

Modulec S.A., San Luis                                                                     ARGENTINA

ABB Import & Export Services Ltd. AVV, Oranjestad/Aruba (NA)                               ARUBA (NL)

ABB Administrative Services Pty. Ltd., Regents Park, NSW                                   AUSTRALIA

ABB Australia Pty Limited, Sydney                                                          AUSTRALIA

ABB Elsag Bailey Pty Ltd., Regents Park                                                    AUSTRALIA

ABB EPT Management Ltd., Sydney, NSW                                                       AUSTRALIA

ABB EPT Pty Ltd., Sydney, NSW                                                              AUSTRALIA

ABB Euro Pacific Technologies Pty Ltd., Sydney, NSW                                        AUSTRALIA

ABB Financial Services Australia Ltd., Sydney                                              AUSTRALIA

ABB Fischer & Porter Pty Ltd., Regents Park, NSW                                           AUSTRALIA

ABB Group Holdings Pty. Ltd., Sydney                                                       AUSTRALIA

ABB Group Investment LLP, Sydney                                                           AUSTRALIA

ABB Group Investment Management Pty. Ltd., Sydney                                          AUSTRALIA

ABB Industry Pty Ltd., Regents Park, NSW                                                   AUSTRALIA

ABB Investments Pty Ltd., Sydney, NSW                                                      AUSTRALIA

ABB Metering Pty Ltd., Melbourne, VIC                                                      AUSTRALIA

ABB Net SA Pty Limited, Sydney NSW                                                         AUSTRALIA

ABB Networks Pty Ltd., Sydney, NSW                                                         AUSTRALIA

ABB Redbank Investments Pty Ltd., Sydney                                                   AUSTRALIA

ABB Service Pty Ltd., Sydney, NSW                                                          AUSTRALIA

ABB T&D Administrative Services Pty Ltd., Moorebank, NSW                                   AUSTRALIA

ABB Transmission & Distribution Ltd., Moorebank, NSW                                       AUSTRALIA

ABB Vetco Gray Australia Pty Ltd., Melbourne, VIC                                          AUSTRALIA

Allco Limited, Tomago, NSW                                                                 AUSTRALIA

Ascom Equipment Pty. Ltd., Melbourne, VIC                                                  AUSTRALIA

Ascom Holdings Pty. Ltd., Melbourne, VIC                                                   AUSTRALIA

Babcock Australia Pty Limited, Sydney, NSW                                                 AUSTRALIA

Trasor Pty. Ltd., Sydney, NSW                                                              AUSTRALIA

Westralian Transformers Pty Ltd., Osborne Park, WA                                         AUSTRALIA

ABB AG, Vienna                                                                             AUSTRIA

ABB Montage GmbH, Innsbruck                                                                AUSTRIA

Kraft & Warme Gebaudesysteme GmbH, Vienna                                                  AUSTRIA

ABB Automation E.C., Bahrain                                                               BAHRAIN

ABB Definit, Bazel                                                                         BELGIUM

ABB Industrial IT n.v., Brussels                                                           BELGIUM

ABB Maintenance, Naninne/Namur                                                             BELGIUM

ABB Metering S.A./N.V., Brussels                                                           BELGIUM

ABB Zantingh Energie Systemen NV, Mechelen                                                 BELGIUM

Asea Brown Boveri ALVI S.A., Queue-du-Bois                                                 BELGIUM

Asea Brown Boveri Colasse N.V., Kuurne                                                     BELGIUM

Asea Brown Boveri Electro NV/SA, Zaventem                                                  BELGIUM

Asea Brown Boveri Elve N.V., Opwijk                                                        BELGIUM

Asea Brown Boveri Europe Ltd., Brussels                                                    BELGIUM

Asea Brown Boveri Jumet S.A., Jumet                                                        BELGIUM

Asea Brown Boveri S.A., Brussels                                                           BELGIUM

Asea Brown Boveri Service NV, Antwerpen                                                    BELGIUM

Entrelec NV, Bruxelles                                                                     BELGIUM

Maintenance TV, Zaventem                                                                   BELGIUM

S.A. Helvimo N.V., Brussels                                                                BELGIUM

Sirius Belgium Reassurances S.A., Liege                                                    BELGIUM

Scandinavian Reinsurance Company Ltd., Bermuda                                             BERMUDA (GB)

Asea Brown Boveri Ltda., La Paz-Bolivia                                                    BOLIVIA

ABB (Pty) Ltd., Gabarone                                                                   BOTSWANA

ABB Kent Participacoes Ltda., Osasco                                                       BRAZIL

ABB Ltda., Osasco                                                                          BRAZIL

ABB Medicao de Agua S/A., Belo Horizonta, MG                                               BRAZIL

ABB Participacoes Ltda., Sao Paulo                                                         BRAZIL

Banco ABB S/A, Sao Paulo                                                                   BRAZIL

Entrelec Produtos Eletricos, Sao Paulo                                                     BRAZIL

ABB Avangard Ltd., Sevlievo                                                                BULGARIA

ABB Bulgaria Eood (Sole Ltd.), Sofia                                                       BULGARIA

ABB Control Ltd., Petrich                                                                  BULGARIA

Asea Brown Boveri S.A., Douala                                                             CAMEROON

ABB Bomem Inc., Quebec                                                                     CANADA

ABB Inc., St. Laurent, Quebec                                                              CANADA

ABB International Projects Inc., St.Laurent, QC                                            CANADA

ABB Offshore Systems Canada Inc., Nisku                                                    CANADA

ABB Vetco Gray Canada Inc., Edmonton, Alberta                                              CANADA

Combustion Engineering Technology Investment Corp., St.Laurent, Quebec                     CANADA

Entrelec Inc., Brossard                                                                    CANADA

ABB Medicion, Santiago                                                                     CHILE

Asea Brown Boveri S.A., Santiago                                                           CHILE

ABB (China) Engineering Co. Ltd. Xiamen                                                    CHINA

ABB (China) Ltd., Beijing                                                                  CHINA

ABB Automation Ltd., Hong Kong                                                             CHINA

ABB Automation System (Beijing) Limited, Beijing                                           CHINA

ABB Bailey Beijing Controls Co. Ltd., Beijing                                              CHINA

ABB Beijing Drive Systems Co. Ltd., Beijing                                                CHINA

ABB China Ltd., Hong Kong                                                                  CHINA

ABB Distribution Transformer (Hefei) Limited, Anhui                                        CHINA

ABB Engineering (Shanghai) Ltd., Shanghai                                                  CHINA

ABB Hefei Transformer Co. Ltd., Hefei                                                      CHINA

ABB High Voltage Switchgear Co. Ltd., Beijing                                              CHINA

ABB Holding Ltd., Hong Kong                                                                CHINA

ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen                          CHINA

ABB Industrial and Building Systems Ltd., Hong Kong                                        CHINA

ABB LV Installation Materials Co. Ltd., Beijing                                            CHINA

ABB Power System Communication & Automation Co. Ltd., Guangzhou                            CHINA

ABB Shanghai Transformer Co. Ltd., Shanghai                                                CHINA

ABB Transmission and Distribution Ltd., Hong Kong                                          CHINA

ABB Xi'an Power Capacitor Company Limited, Xi'an                                           CHINA

ABB Xiamen Electrical Controlgear Co. Ltd., Fujian Province                                CHINA

ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen                                          CHINA

ABB Xiamen Switchgear Co. Ltd., Xiamen                                                     CHINA

ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui (Guangdong)                             CHINA

ABB Yuejin Motors (Shanghai) Co. Ltd., Shanghai                                            CHINA

ABB Zhongshan Transformer Company Ltd., Zhongshan City                                     CHINA

Beijing Huakangda Computer Application Technology Co. Ltd., Beijing                        CHINA

Vetco Gray Petroleum Equipment (Shanghai) Co. Ltd., Shanghai                               CHINA

Asea Brown Boveri Ltda., Bogota                                                            COLOMBIA

Compania Colombiana de Medidores Tavira SA, Bogota                                         COLOMBIA

ABB Technology SA, Abidjan                                                                 COTE D'IVOIRE/IVORY COAST

ABB Ltd., Zagreb                                                                           CROATIA

ABB Lummus Global s.r.o., Brno                                                             CZECH REPUBLIC

ABB s.r.o., Prague                                                                         CZECH REPUBLIC

Entrelec Ceska Sro, Brno                                                                   CZECH REPUBLIC

ABB A/S, Skovlunde                                                                         DENMARK

ABB Offshore Danmark A/S, Kolding                                                          DENMARK

Asea Brown Boveri S.A., Quito                                                              ECUADOR

ABB Arab Contractors for Construction, Heliopolis                                          EGYPT

ABB Arab S.A.E., Cairo                                                                     EGYPT

ABB Automation S.A.E., Heliopolis                                                          EGYPT

ABB Group Process Center S.A.E., Cairo                                                     EGYPT

ABB High Voltage Co. S.A.E., Heliopolis/Cairo                                              EGYPT

ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City                              EGYPT

ABB Petroleum Technology, Cairo                                                            EGYPT

ABB Transformers S.A.E., El-Nozha El-Gedida                                                EGYPT

ABB Turbochargers S.A.E., Suez                                                             EGYPT

Asea Brown Boveri S.A.E., Cairo                                                            EGYPT

Egyptian Maintenance Company, Cairo                                                        EGYPT

ABB S.A. de CV, San Salvador                                                               EL SALVADOR

CIDECA SA de CV, El Salvador                                                               EL SALVADOR

ABB AS, Tallinn                                                                            ESTONIA

ABB EE Service Eesti AS, Tallinn                                                           ESTONIA

ABB Elekter AS, Keila                                                                      ESTONIA

ABB Kunda Service AS, Kunda                                                                ESTONIA

ABB-Midroc Industrial Services Pvt. Ltd. Co., Addis Ababa                                  ETHIOPIA

Asea Brown Boveri Ltd., Addis Ababa                                                        ETHIOPIA

ABB Azipod Oy, Helsinki                                                                    FINLAND

ABB Control Oy, Vaasa                                                                      FINLAND

ABB Corporate Research Finland Oy, Vaasa                                                   FINLAND

ABB Credit Oy, Helsinki                                                                    FINLAND

ABB Current Oy, Helsinki                                                                   FINLAND

ABB East Ventures Oy, Helsinki                                                             FINLAND

ABB Flakt Oy, Turku                                                                        FINLAND

ABB Group Services, Vaasa                                                                  FINLAND

ABB Industry Oy, Helsinki                                                                  FINLAND

ABB Installaatiot Oy, Paimio                                                               FINLAND

ABB Kiinteistopalvelut Oy, Helsinki                                                        FINLAND

ABB Motors Oy, Vaasa                                                                       FINLAND

ABB Oy, Helsinki                                                                           FINLAND

ABB Sahkorinne Kiinteisto Oy, Helsinki                                                     FINLAND

ABB Service Oy, Helsinki                                                                   FINLAND

ABB Shipins Oy, Turku                                                                      FINLAND

ABB Substation Automation Oy, Vaasa                                                        FINLAND

ABB Tools Oy, Vaasa                                                                        FINLAND

ABB Transmit Oy, Vaasa                                                                     FINLAND

Insinooritoimisto Telesilta Oy, Uusikaupunki                                               FINLAND

Kanavakangas, Helsinki                                                                     FINLAND

Kiinteisto Oy Bolenraitti 10, Helsinki                                                     FINLAND

Kiinteisto Oy Toijalan Hameentie 23, Helsinki                                              FINLAND

Sahkolahteenmaki-Kiinteistot Oy, Helsinki                                                  FINLAND

ABB 2I SAS, Aix en Provences                                                               FRANCE

ABB Automation SAS, Massy                                                                  FRANCE

ABB Body-in-White SAS, Beauchamp                                                           FRANCE

ABB Business Services, Paris                                                               FRANCE

ABB Cellier SA, Aix les Bains                                                              FRANCE

ABB Comptage S.A., Villeneuve D'Ascot                                                      FRANCE

ABB Control SAS, Chassieu                                                                  FRANCE

ABB Diffusion S.N.C., Chassieu                                                             FRANCE

ABB Energie SAS, La Defense                                                                FRANCE

ABB Flexible Automation SAS, Saint-Ouen-l'Aumone                                           FRANCE

ABB Full Maintenance SAS, Persan                                                           FRANCE

ABB IPM, Aix en Provences                                                                  FRANCE

ABB Lummus Global SarL., Paris La Defense                                                  FRANCE

ABB Participations SAS, Paris La Defense                                                   FRANCE

ABB Process Analytics Sarl Fluidsysteme, Bois Colombes                                     FRANCE

ABB S.A., Paris La Defense                                                                 FRANCE

ABB Service Est SAS, Richwiller                                                            FRANCE

ABB Service SAS, Persan                                                                    FRANCE

ABB Solyvent Ventec SAS, Meyzieu                                                           FRANCE

ABB Spie Tableaux, Geispolsheim-Gare                                                       FRANCE

ABB Systems SAS, Paris                                                                     FRANCE

ABB Vetco Gray France S.A.R.L, Pau                                                         FRANCE

ABB Zantingh Energie Systemes SAS, Laon                                                    FRANCE

Cogelub, Persan                                                                            FRANCE

Entrelec ECF, Lyon                                                                         FRANCE

Entrelec Group, Lyon                                                                       FRANCE

Entrelec Industries, Villeurbanne                                                          FRANCE

Entrelec SA, Lyon                                                                          FRANCE

Entrelec Services, Villeurbanne                                                            FRANCE

Helita, Paris                                                                              FRANCE

Jasco, Villeurbanne                                                                        FRANCE

L'Ebenoid, Villeurbanne                                                                    FRANCE

LMI Composants, Aunay/Odon                                                                 FRANCE

Macofi, Macon                                                                              FRANCE

SCI Voltaire, Laon                                                                         FRANCE

Societe D'Investissements Aquitaine Bigorre, Bagneres de Bigorre                           FRANCE

Soule Finance Developpement, Bagneres de Bigorre                                           FRANCE

Soule Materiel Electrique, Bagneres de Bigorre                                             FRANCE

Soule Protection Surtensions, Bezons                                                       FRANCE

Stopcircuit, Macon                                                                         FRANCE

ABB Airport Technologies GmbH, Mannheim                                                    GERMANY

ABB Asset Finance GmbH, Mannheim                                                           GERMANY

ABB Automation Beteiligungen GmbH, Mannheim                                                GERMANY

ABB Automation Products GmbH, Eschborn                                                     GERMANY

ABB Automation Systems GmbH, Mannheim                                                      GERMANY

ABB Automatisierungsanlagen Cottbus GmbH, Cottbus                                          GERMANY

ABB Beteiligungen GmbH, Mannheim                                                           GERMANY

ABB Beteiligungs- und Verwaltungsges. mbH, Mannheim                                        GERMANY

ABB Calor Emag Hochspannung GmbH, Hanau                                                    GERMANY

ABB Calor Emag Mittelspannung GmbH, Ratingen                                               GERMANY

ABB Calor Emag Schaltanlagen AG, Mannheim                                                  GERMANY

ABB Electronics GmbH, Heiligenhaus                                                         GERMANY

ABB Energieanlagenbau GmbH, Dresden                                                        GERMANY

ABB Energiekabel GmbH, Mannheim                                                            GERMANY

ABB Energiemesstechnik ICM GmbH, Hamburg                                                   GERMANY

ABB Energy Information Systems GmbH, Mannheim                                              GERMANY

ABB Engineering and Consulting GmbH, Wiesbaden                                             GERMANY

ABB Equity Ventures GmbH, Mannheim                                                         GERMANY

ABB Finanzierungs- und Verwaltungs GmbH, Mannheim                                          GERMANY

ABB Flakt Produkte GmbH, Butzbach                                                          GERMANY

ABB Gebaudetechnik AG, Mannheim                                                            GERMANY

ABB Group Services Center GmbH, Mannheim                                                   GERMANY

ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Berlin                               GERMANY

ABB Grundbesitz GmbH, Mannheim                                                             GERMANY

ABB Grundbesitz-Verwaltung-GmbH, Mannheim                                                  GERMANY

ABB Isolrohr GmbH, Fulda                                                                   GERMANY

ABB Kent Messtechnik GmbH, Lampertheim                                                     GERMANY

ABB Kondensatoren GmbH, Brilon                                                             GERMANY

ABB Logistics Center Europe GmbH, Menden                                                   GERMANY

ABB Lummus Global GmbH, Wiesbaden                                                          GERMANY

ABB Manfuacturing & Consumer Industries GmbH, Friedberg                                    GERMANY

ABB Netserv Daten- und Kommunkationsnetze GmbH, Mannheim                                   GERMANY

ABB New Ventures GmbH, Essen                                                               GERMANY

ABB Patent GmbH, Mannheim                                                                  GERMANY

ABB Reaktor GmbH, Mannheim                                                                 GERMANY

ABB Schaltanlagentechnik GmbH, Ladenburg                                                   GERMANY

ABB Service GmbH Deutschland Instandhaltungen, Dortmund                                    GERMANY

ABB Service GmbH, Bobingen                                                                 GERMANY

ABB Stotz-Kontakt GmbH, Mannheim                                                           GERMANY

ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH, Sasbach                                  GERMANY

ABB Structured Finance GmbH, Mannheim                                                      GERMANY

ABB Technologie GmbH, Mannheim                                                             GERMANY

ABB Training Center Berlin GmbH, Berlin                                                    GERMANY

ABB Training Center Rhein-Neckar GmbH, Mannheim                                            GERMANY

ABB Transformatoren GmbH, Bad Honnef                                                       GERMANY

ABB Treasury Services GmbH, Frankfurt                                                      GERMANY

ABB Turbolader Vertriebs- und Service GmbH, Hamburg                                        GERMANY

ABB Utilities GmbH, Mannheim                                                               GERMANY

ABB Utility Automation GmbH, Mannheim                                                      GERMANY

ABB Wirtschaftsbetriebe GmbH, Mannheim                                                     GERMANY

Aenea Flugfeldsysteme GmbH, Bannewitz                                                      GERMANY

Asea Brown Boveri AG & Co. Leasing KG, Mannheim                                            GERMANY

Asea Brown Boveri Aktiengesellschaft, Mannheim                                             GERMANY

Busch-Jaeger Elektro GmbH, Mannheim/Ludenscheid                                            GERMANY

ECO2X Development GmbH, Frankfurt                                                          GERMANY

EDR Energiedienstleistungsges. Ratingen mbH, Freiburg                                      GERMANY

Elektroinstallation Annaberg GmbH, Annaberg-Buchholz                                       GERMANY

Entrelec Fanal GmbH & CO KG, Wuppertal                                                     GERMANY

Entrelec Fanal Verwaltung GmbH, Hornberg                                                   GERMANY

Entrelec Schiele Fanal GmbH, Koln                                                          GERMANY

Entrelec Schiele Industriewerke GmbH & CO KG, Hornberg                                     GERMANY

Entrelec SIW GmbH, Hornberg                                                                GERMANY

Gatex Kunststoffbearbeitung GmbH, Wackersdorf                                              GERMANY

Hartmann & Braun GmbH & Co. KG, Eschborn                                                   GERMANY

JLEC Holdings GmbH, Mannheim                                                               GERMANY

JLEC Power Ventures GmbH, Mannheim                                                         GERMANY

Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Heidelberg                   GERMANY

Pucaro Elektro-Isolierstoffe GmbH, Roigheim                                                GERMANY

Sirius Ruckversicherungsservice GmbH, Hamburg                                              GERMANY

Skyva International GmbH, Mannheim                                                         GERMANY

Striebel & John GmbH & Co. KG, Sasbach-Obersasbach                                         GERMANY

Striebel Vermogensverwaltungs-GmbH, Sasbach-Obersasbach                                    GERMANY

ABB Constructions S.A., Metamorphossis Attica                                              GREECE

ABB Industry S.A., Metamorphossis Attica                                                   GREECE

ABB Trade S.A., Metamorphossis Attica                                                      GREECE

Asea Brown Boveri S.A., Metamorphossis Attica                                              GREECE

SAE Hellas A.E., Societa Anonima Tecnica Elettrificazione, Athens                          GREECE

ABB Asia Pacific Ltd., Hong Kong                                                           HONG KONG

ABB Asia Pacific Services Ltd., Hong Kong                                                  HONG KONG

ABB Equity Ventures (Asia Pacific) Ltd., Hong Kong                                         HONG KONG

ABB Supply Services Ltd., Hong Kong                                                        HONG KONG

ABB Elektroszerviz Kft., Dunaujvaros                                                       HUNGARY

ABB Engineering Trading and Service Ltd., Budapest                                         HUNGARY

ABB Pacont Kft., Budapest                                                                  HUNGARY

ABB Szerviz Kft., Budapest                                                                 HUNGARY

ABB Holdings (South Asia) Ltd., New Delhi                                                  INDIA

ABB Industrial IT Development Center Limited, Bangalore                                    INDIA

Asea Brown Boveri Ltd., Bombay                                                             INDIA

Universal ABB Power Cables Ltd., Birla Vikas                                               INDIA

PT ABB Bailey, Jakarta                                                                     INDONESIA

PT ABB Batam                                                                               INDONESIA

PT ABB Installation Materials, Jakarta                                                     INDONESIA

PT ABB Sakti Industri, Jakarta                                                             INDONESIA

PT ABB Transmission and Distribution, Jakarta                                              INDONESIA

PT Vetco Gray Indonesia, Jakarta                                                           INDONESIA

ABB (P.J.S.C.), Teheran                                                                    IRAN, ISLAMIC REPUBLIC OF

ABB Petroleum Equipment Industries Company (PJSC), Tehran                                  IRAN, ISLAMIC REPUBLIC OF

ABB Holdings Ireland Ltd., Dublin                                                          IRELAND

ABB Ltd, Dublin                                                                            IRELAND

ABB Transformers Ltd., Waterford                                                           IRELAND

Rialto Cables & Plastics Ltd., Dublin                                                      IRELAND

Wessel (R&D) Ltd.,Dublin                                                                   IRELAND

Wessel Cable Ltd., Longford                                                                IRELAND

Wessel Energy Cables Ltd., Dublin                                                          IRELAND

Wessel Industries Holdings Ltd., Dublin                                                    IRELAND

Wessel Industries Ltd., Dublin                                                             IRELAND

Wessel Promotion Ltd., Dublin                                                              IRELAND

ABB Technologies Ltd., Tirat Carmel                                                        ISRAEL

ABB Contatori S.r.l., Gavirate                                                             ITALY

ABB Corporate Administration & Properties S.p.A., Milan                                    ITALY

ABB Corporate Service s.r.l., Milan                                                        ITALY

ABB Dacom S.p.A., Milan                                                                    ITALY

ABB Energy Automation S.p.A., Milan                                                        ITALY

ABB Estense Service S.p.A., Ferrara                                                        ITALY

ABB Finanziaria srl, Milan                                                                 ITALY

ABB Industria S.p.A. Milan                                                                 ITALY

ABB Installazioni S.p.A., Milan                                                            ITALY

ABB Instrumentation S.p.A., Milan                                                          ITALY

ABB Lummus Global Italia S.r.l., Assago                                                    ITALY

ABB Lummus Global S.p.A., Milan                                                            ITALY

ABB Reno De Medici s.r.l. Milan                                                            ITALY

ABB S.p.A., Milan                                                                          ITALY

ABB Sace S.p.A., Milan                                                                     ITALY

ABB Servomotors S.r.l., Milan                                                              ITALY

ABB Solutions S.p.A., Milano                                                               ITALY

ABB Structured Finance, Milan                                                              ITALY

ABB Trasmissione & Distribuzione S.p.A., Milan                                             ITALY

ABB Vetco Gray Italia S.R.L., Milan                                                        ITALY

Entrelec Srl, San Giuliano Milanese                                                        ITALY

PR.ENER.CA Ceresio S.r.l., Milan                                                           ITALY

SACEM-Sarda Costruzioni e Montaggi Industriali S.p.A., Milan                               ITALY

SIB Leasing S.p.A., Milan                                                                  ITALY

Soico Sud S.p.A., Taranto                                                                  ITALY

Telecogen s.r.l., Bussolengo                                                               ITALY

ABB K.K., Tokyo                                                                            JAPAN

Nippon Flakt K.K., Tokyo                                                                   JAPAN

ABB Ltd. Jordan, Amman                                                                     JORDAN

ABB Near East Trading Ltd., Amman                                                          JORDAN

ABB Ltd., Almaty                                                                           KAZAKHSTAN

Asea Brown Boveri Ltd., Nairobi                                                            KENYA

ABB Ltd., Seoul                                                                            KOREA, REPUBLIC OF

ABB Engg. Technologies Co. (KSCC), Safat                                                   KUWAIT

ABB SIA, Riga                                                                              LATVIA

ABB Electrical Co. S.A.L., Beirut                                                          LEBANON

ABB Technika UAB, Vilna                                                                    LITHUANIA

ABB UAB, Vilnius                                                                           LITHUANIA

Asea Brown Boveri (Luxembourg) S.A., Luxembourg                                            LUXEMBOURG

ABB Holdings Sdn. Bhd., Subang Jaya                                                        MALAYSIA

ABB Industrial and Building Syst. Sdn. Bhd., Subang Jaya                                   MALAYSIA

ABB Insurance Brokers (L) Bhd., Labuan                                                     MALAYSIA

ABB Malaysia Sdn Bhd, Subang Jaya                                                          MALAYSIA

ABB Manufacturing Sdn. Bhd., Subang Jaya                                                   MALAYSIA

ABB Sapura Sdn.Bhd., Kuala Lumpur                                                          MALAYSIA

ABB Transmission and Distribution Sdn. Bhd., Subang Jaya                                   MALAYSIA

Asea Brown Boveri Mali, Bamako                                                             MALI

ABB International Holdings Ltd., Port Louis                                                MAURITIUS

ABB Lummus Crest Mauritius, Port Louis                                                     MAURITIUS

Asea Brown Boveri Ltd., Port Louis                                                         MAURITIUS

ABB Instalaciones, S.A de C.V., Tlalnepantla                                               MEXICO

ABB Medidores Kent S.A. de C.V. , Tlatilco                                                 MEXICO

ABB Mexico Fans S.A. de C.V., Tlalnepantla                                                 MEXICO

ABB Mexico S.A. de C.V., Tlalnepantla                                                      MEXICO

ABB Vetco Gray Mexico S.A. de C.V., Santa Clara Coatitla                                   MEXICO

Asea Brown Boveri S.A. de C.V., Tlalnepantla                                               MEXICO

Entrelec SA de CV, Nuevo Leon                                                              MEXICO

SBE Mexico S.A. de C.V., Mexico City                                                       MEXICO

Asea Brown Boveri S.A., Casablanca                                                         MOROCCO

ABB Tecnel Limitada, Maputo                                                                MOZAMBIQUE

Asea Brown Boveri (Pty) Ltd., Windhoek                                                     NAMIBIA

ABB BV, Rotterdam                                                                          NETHERLANDS

ABB Capital, B.V., Amsterdam                                                               NETHERLANDS

ABB Credit B.V., Amsterdam                                                                 NETHERLANDS

ABB Credit Holding B.V., Amsterdam                                                         NETHERLANDS

ABB Energie Services BV, Rotterdam                                                         NETHERLANDS

ABB Energy Ventures Projects B.V., Amsterdam                                               NETHERLANDS

ABB Equity BV, Amsterdam                                                                   NETHERLANDS

ABB Equity Ventures B.V., Amsterdam                                                        NETHERLANDS

ABB Finance B.V., Amsterdam                                                                NETHERLANDS

ABB Financial Services B.V., Amsterdam                                                     NETHERLANDS

ABB Flakt Service BV, Amersfoort                                                           NETHERLANDS

ABB Group Investments C.V., Amsterdam                                                      NETHERLANDS

ABB Holdings BV, Amsterdam                                                                 NETHERLANDS

ABB Lummus Global B.V., The Hague                                                          NETHERLANDS

ABB Lummus Heat Transfer B.V., The Hague                                                   NETHERLANDS

ABB Meters B.V., Breda                                                                     NETHERLANDS

ABB New Ventures B.V., Amstelveen                                                          NETHERLANDS

ABB Oil & Gas Europe B.V., The Hague                                                       NETHERLANDS

ABB Payment Services B.V., Amstelveen                                                      NETHERLANDS

ABB Power Investment (India) B.V., Amsterdam                                               NETHERLANDS

ABB SattLine BV, Etten-Leur                                                                NETHERLANDS

ABB Service BV, Rotterdam                                                                  NETHERLANDS

ABB Structured Finance B.V., Amsterdam                                                     NETHERLANDS

ABB Structured Finance Investment BV, Amstelveen                                           NETHERLANDS

ABB Zantingh Energiesystemen BV, Aalsmeer                                                  NETHERLANDS

ABB Zantingh Productie BV, Groningen                                                       NETHERLANDS

Elsag Bailey Hartmann & Braun Nederland BV, Delft                                          NETHERLANDS

Entrelec BV, Hengelo                                                                       NETHERLANDS

Lummus Contracting B.V., The Hague                                                         NETHERLANDS

Lummus JSC Russia B.V. The Hague                                                           NETHERLANDS

Lummus Worldwide Contracting B.V. (LUWOCO), The Hague                                      NETHERLANDS

Maynard BV, Breda                                                                          NETHERLANDS

Novolen Technology Holding, C.V., The Hague                                                NETHERLANDS

The Yueyang Power Holding Company B.V., Amstelveen                                         NETHERLANDS

ABB Pilatus N.V., Curacao                                                                  NETHERLANDS ANTILLES (NL)

ABB Special Investment N.V., Willemstad                                                    NETHERLANDS ANTILLES (NL)

ABB Limited, Auckland                                                                      NEW ZEALAND

ABB Electrical Systems Ltd., Lagos                                                         NIGERIA

ABB Lummus Global (Nigeria) Ltd., Lagos                                                    NIGERIA

ABB Oil & Gas Nigeria Ltd., Lagos                                                          NIGERIA

ABB Powerlines Limited., Lagos                                                             NIGERIA

Asea Brown Boveri Ltd., Ikeja/Lagos                                                        NIGERIA

Vetco Gray Nigeria Limited, Port Harcourt                                                  NIGERIA

ABB Anchor Contracting AS, Billingstad                                                     NORWAY

ABB Credit AS, Billingstad                                                                 NORWAY

ABB Eiendomsdrift AS, Billingstad                                                          NORWAY

ABB Financial Services AS, Olso                                                            NORWAY

ABB Gas Technology AS, Bergen                                                              NORWAY

ABB Griptech AS, Drammen                                                                   NORWAY

ABB Holding AS, Billingstad                                                                NORWAY

ABB Industri og Offshore AS, Billingstad                                                   NORWAY

ABB Kraft AS, Drammen                                                                      NORWAY

ABB Vetco Gray AS, Stavanger                                                               NORWAY

Group Adjustments                                                                          NORWAY

J.P. Kenny AS, Forus                                                                       NORWAY

Nordisk Eiendomsforvaltning AS, Billingstad                                                NORWAY

Norsk Subsea Cable AS, Drammen                                                             NORWAY

Philip Hauge AS, Nesttun                                                                   NORWAY

Stadt Automasjon AS, Billingstad                                                           NORWAY

ABB LLC, Al Hamriya                                                                        OMAN

ABB (Pvt) Ltd., Lahore                                                                     PAKISTAN

ABB S.A., Panama                                                                           PANAMA

Tradeinvest Centroamericana S.A., Panama                                                   PANAMA

EPT (PNG) Pty Limited, Port Moresby                                                        PAPAUA, NEW GUINEA

General Construction (New Guinea) Ltd., Port Moresby                                       PAPAUA, NEW GUINEA

James Watt (PNG) Pty. Ltd., Regents Park, NSW                                              PAPAUA, NEW GUINEA

ABB Medidores, S.A., Lima                                                                  PERU

Asea Brown Boveri S.A., Lima                                                               PERU

ABB Industry Inc., Paranaque, Metro Manila                                                 PHILIPPINES

Asea Brown Boveri Inc., Paranaque, Metro Manila                                            PHILIPPINES

ABB Bovent Sp.zo.o., Warszawa                                                              POLAND

ABB Centrum Automatyki IT Sp.zo.o., Wroclaw                                                POLAND

ABB Elpar Sp.zo.o., Lodz                                                                   POLAND

ABB Elta Sp.zo.o., Lodz                                                                    POLAND

ABB Group Services Centre Sp.zo.o. Warsaw                                                  POLAND

ABB Huta Katowice Service Sp.zo.o., Dabrowa Gornicza                                       POLAND

ABB Industrial Components Sp.zo.o., Warsaw                                                 POLAND

ABB Instal Sp.zo.o., Wroclaw                                                               POLAND

ABB Kent Metr. Polska Sp.zoo, Lodz                                                         POLAND

ABB Serwis Sp.zo.o., Elblag                                                                POLAND

ABB Sp.zo.o., Warsaw                                                                       POLAND

ABB Zamech Gazpetro Sp.zo.o., Elblag                                                       POLAND

ABB Zamech Marine Sp.zo.o., Elblag                                                         POLAND

ABB ZWAR S.A., Warsaw                                                                      POLAND

Entrelec Polzka Spzoo, Leborska                                                            POLAND

ABB S.G.P.S, S.A., Amadora                                                                 PORTUGAL

ABB Stotz Kontakt Electrica, Lda., Porto                                                   PORTUGAL

Asea Brown Boveri S.A., Amadora                                                            PORTUGAL

Fernando A. Lemos Ltda., Laran                                                             PORTUGAL

SGIE 2000 - Consultores em Organizacao Industrial S.A., Lisboa                             PORTUGAL

SMM - Sociedade de Montagens Metalomecanicas S.A., Amadora                                 PORTUGAL

ABB Water Meters Inc., Isabela                                                             PUERTO RICO

ABB Rometrics SRL, Timisoara                                                               ROMANIA

ABB SRL, Bucharest                                                                         ROMANIA

ABB Transformatoare SRL, Bucharest                                                         ROMANIA

000 ABB Lummus Global, Moscow                                                              RUSSIA

ABB Automation LLC, Moscow                                                                 RUSSIA

ABB Communications and Information Systems Ltd., Moscow                                    RUSSIA

ABB Electroengineering Ltd., Moscow                                                        RUSSIA

ABB Elektroizolit Bushing Ltd., Moscow                                                     RUSSIA

ABB Elmek Ltd., Moscow                                                                     RUSSIA

ABB Industrial and Building Systems Ltd., Moscow                                           RUSSIA

ABB Moselectro Ltd., Moscow                                                                RUSSIA

ABB Moskabel Ltd., Moscow                                                                  RUSSIA

ABB UETM Ltd. Ekaterinsburg                                                                RUSSIA

ABB VEI Metronica Ltd., Moscow                                                             RUSSIA

Asea Brown Boveri Ltd., Moscow                                                             RUSSIA

Lada-Flakt Ltd., Togliatti                                                                 RUSSIA

ABB Automation Co. Ltd., Riyadh                                                            SAUDI ARABIA

ABB Contracting Company Ltd., Riyadh                                                       SAUDI ARABIA

ABB Electrical Industries Ltd., Riyadh                                                     SAUDI ARABIA

ABB Service Co. Ltd., Al Khobar                                                            SAUDI ARABIA

Electrical Materials Center, Riyadh                                                        SAUDI ARABIA

Lummus Alireza Ltd. Co., Saudi Arabia                                                      SAUDI ARABIA

Saudi SAE Technical Construction Co. Ltd., Riyadh                                          SAUDI ARABIA

ABB Technologies S.A., Dakar                                                               SENEGAL

ABB Agencies Pte. Ltd., Singapore                                                          SINGAPORE

ABB Holdings Pte. Ltd., Singapore                                                          SINGAPORE

ABB Industry Pte. Ltd., Singapore                                                          SINGAPORE

ABB Installation Materials (East Asia) Pte. Ltd., Singapore                                SINGAPORE

ABB Lummus Global Pte. Ltd., Singapore                                                     SINGAPORE

ABB Offshore Systems Pte. Ltd., Singapore                                                  SINGAPORE

ABB Support Pte. Ltd., Singapore                                                           SINGAPORE

ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore                                    SINGAPORE

ABB Vetco Gray Pte. Ltd., Singapore                                                        SINGAPORE

Entrelec Asia, Singapore                                                                   SINGAPORE

ABB Elektro s.r.o., Bratislava                                                             SLOVAKIA

ABB Komponenty s.r.o., Kosice                                                              SLOVAKIA

ABB s.r.o., Bratislava                                                                     SLOVAKIA

ABB D.o.o., Ljubljana                                                                      SLOVENIA

ABB Automation (Pty) Ltd., Sunninghill                                                     SOUTH AFRICA

ABB Fans (Pty) Ltd., Sunninghill                                                           SOUTH AFRICA

ABB Holdings (Pty) Ltd., Sunninghill                                                       SOUTH AFRICA

ABB Installation Materials Ltd., Bloemfontein                                              SOUTH AFRICA

ABB Karebo Manufacturers (Pty), Midrand                                                    SOUTH AFRICA

ABB Metering (Pty) Ltd., Johannesburg                                                      SOUTH AFRICA

ABB Powertech Transformers (Pty) Ltd., Pretoria                                            SOUTH AFRICA

ABB Service (Pty) Ltd., Sunninghill                                                        SOUTH AFRICA

ABB South Africa (Pty) Ltd., Sunninghill                                                   SOUTH AFRICA

Desta Power Matla (Pty) Ltd., Pretoria                                                     SOUTH AFRICA

Desta Power Matla Holdings (Pty) Ltd., Pretoria                                            SOUTH AFRICA

Primkop Airport Management (Pty) Ltd., Nelspruit                                           SOUTH AFRICA

ABB Automation Products S.A., Barcelona                                                    SPAIN

ABB Energy Services S.A., Madrid                                                           SPAIN

ABB Flexible Automation S.A., Barcelona                                                    SPAIN

ABB Medicion S.A., Madrid                                                                  SPAIN

ABB Power Technology S.A., Zaragoza                                                        SPAIN

ABB Sistemas Industriales S.A., San Quirze del Valles                                      SPAIN

ABB Stotz Kontakt, S.A., Getafe                                                            SPAIN

ABB Transmission & Distribution Systems, Madrid                                            SPAIN

Asea Brown Boveri S.A., Madrid                                                             SPAIN

Entrelec IB, Madrid                                                                        SPAIN

                                                                                           SWEDEN

AB Electro-Invest, Vasteras                                                                SWEDEN

ABB AB, Vasteras                                                                           SWEDEN

ABB Automation Technology Products AB, Vasteras                                            SWEDEN

ABB Building Systems AB, Vasteras                                                          SWEDEN

ABB Coiltech AB, Soderkoping                                                               SWEDEN

ABB Construction AB, Vasteras                                                              SWEDEN

ABB Credit AB, Stockholm                                                                   SWEDEN

ABB Credit Finans AB, Stockholm                                                            SWEDEN

ABB Credit Stockholm AB, Stockholm                                                         SWEDEN

ABB CSC Finance AB, Stockholm                                                              SWEDEN

ABB EMC-Certification AB, Vasteras                                                         SWEDEN

ABB Energy Information Systems AB, Stockholm                                               SWEDEN

ABB Fastighet AB, Vasteras                                                                 SWEDEN

ABB Financial Consulting AB, Stockholm                                                     SWEDEN

ABB Financial Energy AB, Stockholm                                                         SWEDEN

ABB Financial Holding AB, Stockholm                                                        SWEDEN

ABB Financial Services AB, Stockholm                                                       SWEDEN

ABB Flakt AB, Stockholm                                                                    SWEDEN

ABB Flakt Virkestorkning AB, Skelleftea                                                    SWEDEN

ABB Group Services Center AB, Vasteras                                                     SWEDEN

ABB I-R Waterjet AB, Ronneby                                                               SWEDEN

ABB Industriservice AB, Uppsala                                                            SWEDEN

ABB Industriunderhall AB, Degerfors                                                        SWEDEN

ABB Japan Participations AB, Stockholm                                                     SWEDEN

ABB Kraftintressenter KB, Stockholm                                                        SWEDEN

ABB Kumotech AB, Sundsvall                                                                 SWEDEN

ABB Manufacturing & Consumer Industries AB, Vasteras                                       SWEDEN

ABB Motors Central Stock Nordic AB, Vasteras                                               SWEDEN

ABB New Finance AB, Stockholm                                                              SWEDEN

ABB Norden Holding AB, Stockholm                                                           SWEDEN

ABB Participation AB, Vasteras                                                             SWEDEN

ABB Power Technology Products AB, Ludvika                                                  SWEDEN

ABB Process Industries AB, Vasteras                                                        SWEDEN

ABB Rental AB, Stockholm                                                                   SWEDEN

ABB Renting AB, Stockholm                                                                  SWEDEN

ABB Service AB, Vasteras                                                                   SWEDEN

ABB Service Pappersunderhall AB, Vasteras                                                  SWEDEN

ABB Structured Finance (Sweden) AB, Vasteras                                               SWEDEN

ABB Structured Finance Investment AB, Stockholm                                            SWEDEN

ABB Support AB, Vasteras                                                                   SWEDEN

ABB TD Finance AB, Stockholm                                                               SWEDEN

ABB Teknikservice AB, Fagersta                                                             SWEDEN

ABB Transmission and Distribution Services AB, Ludvika                                     SWEDEN

ABB Utilities AB, Vasteras                                                                 SWEDEN

ABB Ventilation Products AB, Jonkoping                                                     SWEDEN

ABB VMU Teknik AB, Ornskoldsvik                                                            SWEDEN

Asea Holding AB, Vasteras                                                                  SWEDEN

Elteknik i Eskilstuna AB, Eskilstuna                                                       SWEDEN

Fastighets AB Balgen, Vasteras                                                             SWEDEN

Fastighets AB Bergwester, Vasteras                                                         SWEDEN

Fastighets AB Brytaren, Vasteras                                                           SWEDEN

Fastighets AB Clavicula, Vasteras                                                          SWEDEN

Fastighets AB Dalasved, Vasteras                                                           SWEDEN

Fastighets AB Finnslatten, Vasteras                                                        SWEDEN

Fastighets AB Gerdsken, Vasteras                                                           SWEDEN

Fastighets AB Gladan, Vasteras                                                             SWEDEN

Fastighets AB Hasthagen, Vasteras                                                          SWEDEN

Fastighets AB Isolatorn, Vasteras                                                          SWEDEN

Fastighets AB Jonslund, Vasteras                                                           SWEDEN

Fastighets AB Kaminen, Vasteras                                                            SWEDEN

Fastighets AB Lothar, Vasteras                                                             SWEDEN

Fastighets AB Malax, Vasteras                                                              SWEDEN

Fastighets AB Malmaberg, Vasteras                                                          SWEDEN

Fastighets AB Melker, Vasteras                                                             SWEDEN

Fastighets AB Mohamn, Vasteras                                                             SWEDEN

Fastighets AB Orjan, Vasteras                                                              SWEDEN

Fastighets AB Regionen, Vasteras                                                           SWEDEN

Fastighets AB Romberga, Vasteras                                                           SWEDEN

Fastighets AB Saxen, Vasteras                                                              SWEDEN

Fastighets AB Scapularum, Vasteras                                                         SWEDEN

Fastighets AB Sinus, Vasteras                                                              SWEDEN

Fastighets AB Solskavan, Vasteras                                                          SWEDEN

Fastighets AB Stockhall, Vasteras                                                          SWEDEN

Fastighets AB Taxen, Vasteras                                                              SWEDEN

Forvaltningsbolaget Attan HB, Stockholm                                                    SWEDEN

Forvaltningsbolaget Kryddgarden HB, Stockholm                                              SWEDEN

Forvaltningsbolaget Ljungarum H.B., Vasteras                                               SWEDEN

Life Cycle Profit AB, Vasteras                                                             SWEDEN

Resonia AB, Stockholm                                                                      SWEDEN

Resonia Leasing AB, Umea                                                                   SWEDEN

Romania Invest AB, Vasteras                                                                SWEDEN

Sirius International Forsakrings AB (publ), Stockholm                                      SWEDEN

Sodra KB, Stockholm                                                                        SWEDEN

Tre Kronor Kapital AB, Stockholm                                                           SWEDEN

Utility Automation, Vasteras (non legal entity)                                            SWEDEN

"Patelhold" Patentverwertungs- und Elektro-Holding AG, Zurich                              SWITZERLAND

ABB AP Trading & Engineering AG, Zurich                                                    SWITZERLAND

ABB Asea Brown Boveri Ltd., Zurich                                                         SWITZERLAND

ABB Asia Participations AG, Zurich                                                         SWITZERLAND

ABB Automation Technology AG, Zurich                                                       SWITZERLAND

ABB Automation Technology Products Management Ltd., Zurich                                 SWITZERLAND

ABB Business Services Ltd., Baden                                                          SWITZERLAND

ABB CMC Carl Maier AG, Schaffhausen                                                        SWITZERLAND

ABB Corporate Management Services AG, Zurich                                               SWITZERLAND

ABB Corporate Research Ltd., Baden-Dattwil                                                 SWITZERLAND

ABB Credit, Baden                                                                          SWITZERLAND

ABB Elettro Impianti S.A., Lugano                                                          SWITZERLAND

ABB Energie Services Schweiz, Zurich                                                       SWITZERLAND

ABB Energy Engineering AG, Zurich                                                          SWITZERLAND

ABB Energy Services International Ltd., Zurich                                             SWITZERLAND

ABB Equity AG, Zurich                                                                      SWITZERLAND

ABB Export Bank, Zurich                                                                    SWITZERLAND

ABB Financial Services Investments Ltd., Zurich                                            SWITZERLAND

ABB Financial Services Ltd., Zurich                                                        SWITZERLAND

ABB Flexible Automation AG, Zurich                                                         SWITZERLAND

ABB Future AG, Zurich                                                                      SWITZERLAND

ABB Group Processes Ltd., Zurich                                                           SWITZERLAND

ABB Handels- und Verwaltungs AG, Zurich                                                    SWITZERLAND

ABB Hochspannungstechnik AG, Zurich                                                        SWITZERLAND

ABB Immobilien AG, Baden                                                                   SWITZERLAND

ABB Industrie AG, Baden                                                                    SWITZERLAND

ABB Installationen AG, Volketswil                                                          SWITZERLAND

ABB Insurance Brokers AG, Baden                                                            SWITZERLAND

ABB International Marketing Ltd., Zurich                                                   SWITZERLAND

ABB International Services AG, Zurich                                                      SWITZERLAND

ABB KeyCom AG, Zurich                                                                      SWITZERLAND

ABB Low Voltage Power Ltd., Baden                                                          SWITZERLAND

ABB Ltd, Zurich                                                                            SWITZERLAND

ABB Manufacturing and Consumer Industries Management Ltd., Zurich                          SWITZERLAND

ABB MEA Participation Ltd., Zurich                                                         SWITZERLAND

ABB New Ventures Ltd., Zurich                                                              SWITZERLAND

ABB Normelec AG, Zurich                                                                    SWITZERLAND

ABB Oil, Gas and Petrochemicals Management Ltd., Zurich                                    SWITZERLAND

ABB Participation AG, Baden                                                                SWITZERLAND

ABB Power Automation Ltd., Turgi                                                           SWITZERLAND

ABB Power Technology Products Management Ltd., Zurich                                      SWITZERLAND

ABB Process Industries Management Ltd., Zurich                                             SWITZERLAND

ABB Projects and Services Ltd., Zurich                                                     SWITZERLAND

ABB Research Ltd., Zurich                                                                  SWITZERLAND

ABB Schweiz Holding AG, Baden                                                              SWITZERLAND

ABB Secheron S.A., Satigny                                                                 SWITZERLAND

ABB Semiconductors AG, Baden                                                               SWITZERLAND

ABB Structured Finance AG, Baden                                                           SWITZERLAND

ABB T&D Technology Ltd., Zurich                                                            SWITZERLAND

ABB Turbo-Systems AG, Baden                                                                SWITZERLAND

ABB Turbo-Systems Holding Ltd., Baden                                                      SWITZERLAND

ABB Unifer AG, Baden                                                                       SWITZERLAND

ABB Utilities Management Ltd., Zurich                                                      SWITZERLAND

ABB Venture Capital Ltd., Baden                                                            SWITZERLAND

Arnold AG, Bern                                                                            SWITZERLAND

Broger AG, Mullheim                                                                        SWITZERLAND

Entrelec International Dicoesa, Belfaux                                                    SWITZERLAND

Entrelec Swiss, Belfaux                                                                    SWITZERLAND

Grossenbacher Installationen AG, St. Gallen                                                SWITZERLAND

Group Adjustments                                                                          SWITZERLAND

Hollenstein & Partner Insurance Brokers AG, Rapperswil                                     SWITZERLAND

ISV Adjustments                                                                            SWITZERLAND

JAG Jakob Installationen AG, Biel                                                          SWITZERLAND

Kriegel & Co. Inh. Th. Muller AG, Muttenz                                                  SWITZERLAND

Kriegel & Schaffner AG, Basel                                                              SWITZERLAND

Micafil AG, Zurich                                                                         SWITZERLAND

Other company corrections                                                                  SWITZERLAND

Skyva Switzerland AG, Haegendorf                                                           SWITZERLAND

ABB Ltd., Taipei                                                                           TAIWAN

ABB Tanelec Ltd., Arusha                                                                   TANZANIA, UNITED REPUBLIC

Asea Brown Boveri Ltd., Dar Es Salaam                                                      TANZANIA, UNITED REPUBLIC

ABB Capacitors Ltd., Samutprakarn                                                          THAILAND

ABB Distribution Ltd., Samutprakarn                                                        THAILAND

ABB Engineering & Construction Ltd., Samutprakarn                                          THAILAND

ABB Industry Ltd., Samutprakarn                                                            THAILAND

ABB LIMITED, Samutprakarn                                                                  THAILAND

ABB Power Ltd., Samutprakarn                                                               THAILAND

Asea Brown Boveri Holding Ltd., Samutprakarn                                               THAILAND

Asea Brown Boveri Ltd., Samutprakarn                                                       THAILAND

Thephalai Company Ltd., Samutprakarn                                                       THAILAND

ABB Maghreb Services S.A., Tunis                                                           TUNISIA

ABB Elektrik Sanayi A.S., Istanbul                                                         TURKEY

ABB Holding A.S., Istanbul                                                                 TURKEY

Asea Brown Boveri, Kampala                                                                 UGANDA

ABB Ltd., Kiev                                                                             UKRAINE

ABB Monolit, Kharkov-664                                                                   UKRAINE

ABB Energy Automation S.p.A., Abu Dhabi                                                    UNITED ARAB EMIRATES

ABB Industries (L.L.C), Dubai                                                              UNITED ARAB EMIRATES

ABB Transmission & Distribution Ltd., Abu Dhabi                                            UNITED ARAB EMIRATES

ABB Automation Ltd., Stevenage                                                             UNITED KINGDOM

ABB Building Technologies, Solihull                                                        UNITED KINGDOM

ABB Consultancy Services Ltd., Hants                                                       UNITED KINGDOM

ABB Control Ltd., Exhall, Coventry                                                         UNITED KINGDOM

ABB Energy Services Ltd., Cheltenham                                                       UNITED KINGDOM

ABB Equity Development Company Ltd., London                                                UNITED KINGDOM

ABB Equity Limited, Guernsey                                                               UNITED KINGDOM

ABB Equity Ventures (Jersey) Ltd., Jersey                                                  UNITED KINGDOM

ABB Equity Ventures (UK) Ltd., London                                                      UNITED KINGDOM

ABB ESOP Limited, Guernsey                                                                 UNITED KINGDOM

ABB Eurofin Limited, Guernsey                                                              UNITED KINGDOM

ABB Eutech Limited, Warrington                                                             UNITED KINGDOM

ABB Holdings Company Limited, St. Helier/Jersey                                            UNITED KINGDOM

ABB Holdings Ltd., London                                                                  UNITED KINGDOM

ABB Instrumentation Ltd., St. Neots                                                        UNITED KINGDOM

ABB Insurance Limited, Guernsey                                                            UNITED KINGDOM

ABB International Finance Limited, Guernsey                                                UNITED KINGDOM

ABB Investments Ltd., London                                                               UNITED KINGDOM

ABB IOP Services Ltd., Sutton                                                              UNITED KINGDOM

ABB Kent Investments Ltd., Luton                                                           UNITED KINGDOM

ABB Low Voltage Systems Ltd., Sunderland                                                   UNITED KINGDOM

ABB Ltd., London                                                                           UNITED KINGDOM

ABB Lummus Crest Ltd., Sutton                                                              UNITED KINGDOM

ABB Lummus Global Ltd., Sutton                                                             UNITED KINGDOM

ABB Lutech Resources Ltd., London                                                          UNITED KINGDOM

ABB Metering Holdings Ltd., Luton                                                          UNITED KINGDOM

ABB Metering International Ltd., Stone                                                     UNITED KINGDOM

ABB Metering Ltd., Luton                                                                   UNITED KINGDOM

ABB Offshore Systems Ltd., Bristol                                                         UNITED KINGDOM

ABB Power T&D Ltd, Stone                                                                   UNITED KINGDOM

ABB Real Estate, London                                                                    UNITED KINGDOM

ABB Structured Finance Limited, Guernsey                                                   UNITED KINGDOM

ABB Transinvest Limited, St. Helier, Jersey                                                UNITED KINGDOM

ABB Treasury & Energy Services (UK) PLC, London                                            UNITED KINGDOM

ABB Vetco Gray U.K. Ltd., Aberdeen                                                         UNITED KINGDOM

ABB Zantingh Ltd., Cheltenham                                                              UNITED KINGDOM

Architron Steward Ltd., London                                                             UNITED KINGDOM

Durham Control Systems Ltd., London                                                        UNITED KINGDOM

Durham Switchgear International Ltd., London                                               UNITED KINGDOM

Durham Switchgear Ltd., London                                                             UNITED KINGDOM

Elsag Bailey Ltd., Telford                                                                 UNITED KINGDOM

Entrelec MTE, Essex                                                                        UNITED KINGDOM

Entrelec UK Ltd., West Sussex                                                              UNITED KINGDOM

European Field Development Technology Ltd., Sutton                                         UNITED KINGDOM

GN Novinvest Ltd., St. Helier                                                              UNITED KINGDOM

Sirius (UK) Insurance Ltd., London                                                         UNITED KINGDOM

West Africa Completion Services Ltd., London                                               UNITED KINGDOM

William Steward (Holdings) Ltd., London                                                    UNITED KINGDOM

William Steward International Ltd., London                                                 UNITED KINGDOM

William Steward Overseas Ltd., London                                                      UNITED KINGDOM

ABB Automation Inc., Columbus, OH                                                          UNITED STATES

ABB Barranquilla Inc., Princeton, NJ                                                       UNITED STATES

ABB Body in White Inc., Auburn Hills, MI                                                   UNITED STATES

ABB Capital (USA) LLC, Delaware                                                            UNITED STATES

ABB Control Inc., Wichita Falls, TX                                                        UNITED STATES

ABB Credit Inc., Stamford, CT                                                              UNITED STATES

ABB Development Corporation, Stamford                                                      UNITED STATES

ABB DTC Inc., Bloomfield, NJ                                                               UNITED STATES

ABB Energy Capital LLC, Boston                                                             UNITED STATES

ABB Energy Interactive Inc., Oakland                                                       UNITED STATES

ABB Equity Ventures Inc., Princeton, NJ                                                    UNITED STATES

ABB Finance Inc., Stamford, CT                                                             UNITED STATES

ABB Financial Services Inc., Stamford, CT                                                  UNITED STATES

ABB Garden City Fan, Niles, MI                                                             UNITED STATES

ABB Harnco Inc., New Berlin, WI                                                            UNITED STATES

ABB Holdings Inc., Norwalk                                                                 UNITED STATES

ABB Inc., Systems Control, Santa Clara                                                     UNITED STATES

ABB Industrial Products Inc., Norwalk, CT                                                  UNITED STATES

ABB International Power T&D Company Inc., Raleigh, NC                                      UNITED STATES

ABB Kent Inc., Ocala, FL                                                                   UNITED STATES

ABB Lummus Global Inc., Bloomfield, NJ                                                     UNITED STATES

ABB Lummus Global Overseas Corporation, Bloomfield, NJ                                     UNITED STATES

ABB Offshore Systems Inc., Houston                                                         UNITED STATES

ABB Oil & Gas USA Inc., Houston, TX                                                        UNITED STATES

ABB Power T&D Company Inc., Raleigh, NC                                                    UNITED STATES

ABB Prospects Inc., Norwalk                                                                UNITED STATES

ABB Semiconductors Inc., Norwalk, CT                                                       UNITED STATES

ABB Special Finance Corp., Stamford, CT                                                    UNITED STATES

ABB Structured Finance (Americas) Inc. Westborough                                         UNITED STATES

ABB Structured Finance (USA) Inc., Stamford                                                UNITED STATES

ABB Susa Inc., North Brunswick, NJ                                                         UNITED STATES

ABB Susa International Inc., North Brunswick, NJ                                           UNITED STATES

ABB Susa/Brown & Root, North Brunswick                                                     UNITED STATES

ABB Susa/Cegaz, North Brunswick                                                            UNITED STATES

ABB Susa/Dillingham, North Brunswick                                                       UNITED STATES

ABB Susa/El Concorde, North Brunswick                                                      UNITED STATES

ABB Susa/KDL, North Brunswick                                                              UNITED STATES

ABB Treasury Center USA Inc., Stamford, CT                                                 UNITED STATES

ABB Vetco Gray Inc., Houston, TX                                                           UNITED STATES

ABB Water Meters Inc., Ocala, FL                                                           UNITED STATES

Asea Brown Boveri Inc., Norwalk, CT                                                        UNITED STATES

Bailey Fischer & Porter, Warminster                                                        UNITED STATES

Bailey Network Management, Sugar Land                                                      UNITED STATES

Camelot IS-2 International, Inc. D/B/A Skyva International, Medford                        UNITED STATES

Catalyst Power, Carlsbad CA                                                                UNITED STATES

Electronic Technology Systems Inc., Natrona Heights                                        UNITED STATES

Elsag Bailey Automation, Wickliffe                                                         UNITED STATES

Entrelec Inc., Texas                                                                       UNITED STATES

Gross up Adjustments                                                                       UNITED STATES

Integrated Communications Systems Inc., Suyrna                                             UNITED STATES

Lummus Catalyst Company, Bloomfield, NJ                                                    UNITED STATES

Offshore Production Systems, Inc., Houston, TX                                             UNITED STATES

Sirius America Insurance Company, New York, NY                                             UNITED STATES

SSAC, Baldwinsville - NY                                                                   UNITED STATES

ABB CL Logistic S.A., Montevideo                                                           URUGUAY

ABBSF Trading S.A., Montevideo                                                             URUGUAY

SBE Uruguay S.A., Montevideo                                                               URUGUAY

ABB CHTZ Closed Joint Stock Company, Chirchik                                              UZBEKISTAN

ABB Tamir Ltd., Nurabad                                                                    UZBEKISTAN

(The) Lummus Company Venezuela C.A. Caracas                                                VENEZUELA

ABB Servicios Vetco Gray de Venezuela C.A., Las Morochas                                   VENEZUELA

ABB Vetco Gray de Venezuela, C.A., Maracaibo                                               VENEZUELA

Asea Brown Boveri S.A., Caracas                                                            VENEZUELA

Inversiones ABB-SABA, C.A., Caracas                                                        VENEZUELA

Tavira SA, La Victoria                                                                     VENEZUELA

ABB Industry Ltd., Ho Chi Minh City                                                        VIET NAM

ABB Transformers Ltd., Hanoi                                                               VIET NAM

ABB Ltd., Lusaka                                                                           ZAMBIA

ABB (Private) Ltd., Harare                                                                 ZIMBABWE

ABB Botton Armature Winding (Private) Ltd., Harare                                         ZIMBABWE

ABB Water Meters Ltd., Luton/Harare                                                        ZIMBABWE



(819 row(s) affected)